U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      January 27, 2012 (November 21, 2011)
                Date of Report (Date of Earliest Event Reported)


                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-4647578
                        (IRS Employer Identification No.)

                              1809 E Broadway, #125
                                Oviedo, FL 32765
                    (Address of principal executive offices)

                                  877-700-7369
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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As used in this report, the terms "we", "us", "our", "our company" "Domark"
refer to Domark International, Inc., a Nevada corporation.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

The Board of Directors, in reviewing the annual report on Form 10-K for the year ended May 31, 2011, filed on September 14, 2011, determined that the Form 10-K financial statements for May 31, 2011 should not be relied upon and have authorized the filing of a Form 10-K/A as soon as possible for the year ended May 31, 2011 for the following reason:

The Company has restated its financial statements for the year ending May 31, 2011, to correct items relating to the outstanding shares issued for the Victory Lane agreement. Accordingly, our previously filed financial statements for the year ending May 31, 2011 cannot be relied upon. On May 27, 2009, the Company issued 5,747,126 shares of common stock, valued at $10,000,000, to Victory Lane Financial Elite, LLC for the purchase of Victory Lane. Shortly thereafter, a dispute arose between the Company and Victory Lane regarding alleged misrepresentations made by Victory Lane in connection with the Victory Lane Agreement. As a result the Company considered the transaction as incomplete, demanded the return of the shares and reversed the initial recording of the transaction.

Our May 31, 2011 Form 10-K and the included comparative period ending May 31, 2010 has been restated in Form 10-K/A filed today to include the issuance of the shares valued at $10,000,000, and then an impairment loss for the $10,000,000 invested. The loss will be recorded retro-actively in August 2009, coinciding with the date the Company along with Victory Lane, LLC and R. Thomas Kidd filed a lawsuit in the United States District Court, Middle District of Florida. Our accumulated deficit for the current period ending May 31, 2011 and May 31, 2010 will therefore increase by $10,000,000, respectively. If the Company prevails in its suit against Victory Lane, the shares originally issued to Victory Lane will be returned to treasury and the Company will recognize the value as litigation proceeds on the income statement for the applicable period.

Further information can be found in future filings of the Company with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DOMARK INTERNATIONAL, INC.


Date: January 27, 2011                   By: /s/ R. Thomas Kidd
                                             -----------------------------------
                                             R. Thomas Kidd
                                             Chief Executive Officer


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